UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 31, 2019

PIERIS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-37471	EIN 30-0784346
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 State Street, 9th Floor Boston, MA	02109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 857-246-8998
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PIRS	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e)     At the annual meeting of stockholders of Pieris Pharmaceuticals, Inc. (the “Company”) held on July 31, 2019 (the “Annual Meeting”), the Company’s stockholders approved the 2019 Employee, Director and Consultant Equity Incentive Plan (the “2019 EIP”). The 2019 EIP was previously approved and adopted by the Board of Directors of the Company on April 30, 2019, subject to stockholder approval, and became effective upon the receipt of stockholder approval at the Annual Meeting.
A description of the terms and conditions of the 2019 EIP is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on June 18, 2019 (the “Proxy Statement”) under the heading “Approval of the 2019 Employee, Director and Consultant Equity Incentive Plan (Notice Item 2)” and is incorporated herein by reference. Such description is qualified in its entirety by reference to the actual terms of the 2019 EIP, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders
(a)     On July 31, 2019, the Company held the Annual Meeting. Of the 49,259,017 shares of common stock of the Company issued and outstanding and eligible to vote as of the record date of June 3, 2019, a quorum of 36,700,600 shares of common stock, or 74.50% of the outstanding shares, were present in person or by proxy.
(b)     At the Annual Meeting, the stockholders: (1) elected each of James Geraghty and Ann Barbier, M.D., Ph.D. to the Company’s Board of Directors as Class II directors each to serve for a three-year term expiring at the 2022 annual meeting of stockholders (“Election of Directors”); (2) approved the 2019 EIP (the “2019 EIP Approval”); and (3)  ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 (“Auditor Ratification”). A more complete description of each of these matters is set forth in the Proxy Statement.
The number of votes cast in favor or against or withheld by the stockholders and, where applicable, the number of abstentions and the number of broker non-votes on each of the foregoing matters are set forth below.
1. Election of Directors:

Name	Votes For	Votes Withheld	Broker Non-Votes
James Geraghty	16,237,602	7,860,421	12,602,577
Ann Barbier, M.D., Ph.D.	17,207,431	6,890,592	12,602,577
2. 2019 EIP Approval:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
22,788,576	1,255,448	53,999	12,602,577
3. Auditor Ratification:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
35,953,793	708,004	38,803	—

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

10.1	Pieris Pharmaceuticals, Inc. 2019 Employee, Director and Consultant Equity Incentive Plan.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIERIS PHARMACEUTICALS, INC.

Dated: July 31, 2019	/s/ Allan Reine
Allan Reine
Chief Financial Officer